Exhibit 32.2
Certification Pursuant To Section 1350 of Chapter 63 of 18 U.S.C.
As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002/SEC Rule 13a-14(b)
In connection with the Amended Annual Report of The Immune Response Corporation (the “Company”) on Form 10-K/A for the period ending December 31, 2005 as filed with the Securities and Exchange Commission, which this written statement accompanies (the “Report”), I, Michael K. Green, Chief Financial Officer of the Company, certify pursuant to § 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 1, 2006	/s/ Michael K. Green

Michael K. Green Chief Operating Officer and Chief Financial Officer